Third Quarter 2019 Earnings Conference Call 10/16/2019 Exhibit 99.2

This presentation contains forward-looking statements within the meaning of section 27A of the Securities Act of 1933, as amended, and section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements that we may make include statements regarding our expectations regarding our performance and financial condition, balance sheet and revenue growth, the provision for loans losses, loan growth expectations, management’s predictions about charge-offs for loans, including energy-related credits, the impact of changes in oil and gas prices on our energy portfolio, the adequacy of our enterprise risk management framework, the impact of the transactions with Capital One, MidSouth or future business combinations on our performance and financial condition, including our ability to successfully integrate the businesses, success of revenue-generating initiatives, the effectiveness of derivative financial instruments and hedging activities to manage risks, projected tax rates, increased cybersecurity risks, including potential business disruptions or financial losses, the adequacy of our internal controls over financial reporting, the financial impact of regulatory requirements and tax reform legislation, the impact of the change in the LIBOR benchmark, deposit trends, credit quality trends, changes in interest rates, net interest margin trends, future expense levels, future profitability, improvements in expense to revenue (efficiency) ratio, purchase accounting impacts, accretion levels and expected returns. Also, any statement that does not describe historical or current facts is a forward-looking statement. These statements often include the words “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “forecast,” “goals,” “targets,” “initiatives,” “focus,” “potentially,” “probably,” “projects,” “outlook", or similar expressions or future conditional verbs such as “may,” “will,” “should,” “would,” and “could.” Forward-looking statements are based upon the current beliefs and expectations of management and on information currently available to management. Our statements speak as of the date hereof, and we do not assume any obligation to update these statements or to update the reasons why actual results could differ from those contained in such statements in light of new information or future events. Forward-looking statements are subject to significant risks and uncertainties. Any forward-looking statement made in this release is subject to the safe harbor protections set forth in the Private Securities Litigation Reform Act of 1995. Investors are cautioned against placing undue reliance on such statements. Actual results may differ materially from those set forth in the forward-looking statements. Additional factors that could cause actual results to differ materially from those described in the forward-looking statements can be found in Part I, “Item 1A. Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2018 and in other periodic reports that we file with the SEC. Important cautionary statement about forward-looking statements

Non-GAAP Reconciliations & Glossary of Terms Throughout this presentation we may use non-GAAP numbers to supplement the evaluation of our performance. The items noted below with an asterisk, "*", are considered non-GAAP. These non-GAAP financial measures should not be considered alternatives to GAAP-basis financial statements, and other bank holding companies may define or calculate these non-GAAP measures or similar measures differently. Reconciliations of those non-GAAP measures to the comparable GAAP measure are included in the appendix to this presentation. The earnings release, financial tables and supporting slide presentation can be found on the company’s Investor Relations website at hancockwhitney.com/investors. 1H19 – First Half of 2019 2H19 – Second Half of 2019 1Q19 – First Quarter of 2019 2Q19 – Second Quarter of 2019 3Q18 – Third Quarter of 2018 3Q19 – Third Quarter of 2019 4Q19 – Fourth Quarter of 2019 4Q20 – Fourth Quarter of 2020 AFS – Available for sale securities ACL – Allowance for credit losses ALLL – Allowance for loan and lease losses Annualized – Calculated to reflect a rate based on a full year Beta – repricing based on a change in market rates bps – basis points BOLI – Bank-owned life insurance C&D – Construction and land development loans C&I – Commercial and industrial loans CDI – Core Deposit Intangible CECL – Current Expected Credit Losses (new accounting standard effective 1/1/2020) Core – Excluding purchase accounting items and nonoperating items CRE – Commercial real estate CSO – Corporate strategic objective DDA – Noninterest-bearing demand deposit accounts DP – Data processing E&P – Exploration and Production (Oil & Gas) Efficiency ratio – noninterest expense to total net interest (TE) and noninterest income, excluding amortization of purchased intangibles and nonoperating items Energy Cycle – Refers to the energy cycle beginning in November of 2014 EOP – End of period EPS – Earnings per share FTE – Full time equivalent FTP – Funds transfer pricing HTM – Held to maturity securities IRR – Interest rate risk LIBOR – London Inter-Bank Offered Rate Linked-quarter (LQ) – current quarter compared to previous quarter Loan Mark – Fair value discount on loans acquired in a business combination LOB – Line of Business LPO – Loan production office LQA – Linked-quarter annualized M&A – Mergers and acquisitions MM – Dollars in millions MSL – MidSouth Bancorp, Inc. NII – Net interest income NIM – Net interest margin (TE) NPA – Nonperforming assets NPL – Nonperforming loans O&G – Oil and gas OCI – Other comprehensive income OFA – Other foreclosed assets *Operating – Financial measure excluding nonoperating items *Operating Leverage – Operating revenue (TE) less operating expense ORE – Other real estate PAA – Purchase accounting adjustments from business combinations; including loan accretion, offset by any amortization of a bond portfolio premium, amortization of an indemnification asset and amortization of intangibles PPNR – Pre-provision net revenue RBL – Reserve-based lending ROA – Return on average assets RR – Risk rating SBIC – Small business investment company SNC – Shared National Credit TCE – Tangible common equity ratio (common shareholders’ equity less intangible assets divided by total assets less intangible assets) TDR – Troubled Debt Restructuring TE – Taxable equivalent (calculated using the current statutory federal tax rate) Trust and Asset Management acquisition – business acquired from Capital One on July 13, 2018 Y-o-Y – Year over year

Corporate Profile (as of September 30, 2019) $30.5 billion in Total Assets $21.0 billion in Total Loans $24.2 billion in Total Deposits Tangible Common Equity (TCE) ratio 8.82% $3.5 billion in Market Capitalization 217 banking locations and 301 ATMs across our footprint Approximately 4,000 (FTE) employees corporate-wide Rated among the strongest, safest financial institutions in the country by BauerFinancial, Inc. for 120 consecutive quarters Earned top customer service marks with Greenwich Excellence Awards Moody’s long-term issuer rating: Baa3 (outlook positive) S&P long-term issuer rating: BBB (outlook stable) Named one of America’s Best Midsize Employers by Forbes New York and New Jersey Trust Offices

Third Quarter 2019 Highlights

(compared to second quarter 2019)

- Closed MSL acquisition effective September 21, 2019 with a simultaneous systems conversion
- Net income of $67.8 million, or $.77 per diluted share
- Results include $28.8 million, or $.26 per share, of merger costs
- Operating leverage increased $5.8 million linked-quarter; revenue up $7.0 million, operating expense up $1.2 million
- Acquired $785 million of loans (net of $41 million loan mark) at 5.57% yield and $1.3 billion of deposits at 38 basis points (bps) from MSL
- Energy loans remained virtually unchanged at $1.0 billion, or 4.9%, of total loans, including MidSouth
- NIM narrowed by 4 bps to 3.41%
- TCE ratio up 7 bps to 8.82%
- Board approved increased buyback authorization to 5.5 million shares

($s in millions; except per share data)	3Q19	2Q19	3Q18
Net Income	$67.8	$88.3	$83.9
Merger Costs Other nonoperating expense	$28.8	–	$3.8 $1.0
Earnings Per Share – diluted	$.77	$1.01	$.96
Return on Assets (%) (ROA)	0.92	1.24	1.19
Return on Tangible Common Equity (%) (ROTCE)	10.77	15.07	16.11
Net Interest Margin (%)	3.41	3.45	3.36
Net Charge-offs (%)	0.25	0.14	0.14
Tangible Common Equity (%)	8.82	8.75	7.67
Pre-Provision Net Revenue (TE)*	$125.1	$119.3	$117.4
Efficiency Ratio* (%)	58.1	58.9	58.1

*Non-GAAP measures. See slides 26-28 for non-GAAP reconciliations.

5

HANCOCK WHITNEY

MidSouth Bancorp (MSL) Acquisition MidSouth acquisition closed and operationally converted September 21, 2019 Just over 5 million shares issued for the MidSouth acquisition Acquisition added $785 million in loans (net of $41 million loan mark) at 5.57% yield Includes $82 million of energy loans Includes only $48 million of criticized loans Added $1.3 billion of low-cost deposits at 38 bps to the portfolio, breakdown as follows: Noninterest-bearing deposits of $389 million Interest-bearing transaction and savings deposits of $755 million Interest-bearing public funds of $24 million Retail time deposits of $113 million Results include only 10 days of net income from MSL Merger costs totaled $28.8 million, or $.26 per share after tax Closed/consolidated 20 MSL branches Expect cost saves of 50%-55% to be fully included in first quarter 2020 run rate Expect 2020 EPS impact of $.13-$.15 from MSL

Growth Reflects Addition of MSL Portfolio Loans totaled $21.0 billion at quarter-end, an increase of $860 million; reflects $785 million increase from the acquired MSL portfolio (net of $41 million loan mark) The company continued to grow the portfolio organically across several markets within the footprint and in specialty lines; maintains loan guidance for year-over-year average growth of mid-single digits Loan portfolio 53% variable 56% of variable loans are LIBOR-based (31% of total loan portfolio) 97% of the LIBOR loans are tied to 1mo L 3% of the LIBOR loans are tied to 3mo L 32% tied to Wall Street Journal Prime

Remix of Loan Portfolio Drives Improved Yield on New Loans New loan production focused on more granularity in loans booked along with improving spreads Average yield on new loans excluding MSL was 4.92% in 3Q19 compared to 4.39% in 3Q18; the average yield on new loans including MSL was 5.17% MSL loans acquired at 5.57% yield

Energy Loans Remain Below 5% Inclusive of MSL Portfolio Energy loans totaled $1.0 billion, or 4.9% of total loans, up $26 million linked-quarter Net increase reflects addition of $82 million from acquired MSL portfolio, partially offset by net payoffs and paydowns, and a RBL charge-off of $9.3 million As the energy cycle continues to wind down we could see continued one-off activity, both positive and negative, as noted above

Criticized Commercial Loans Reflects Addition of MSL Portfolio Total criticized commercial loans % of total commercial loans $834 5.72% $626 4.18% $584 3.88% $573 3.79% $659 4.15% Criticized – nonenergy % of total commercial loans $477 3.27% $346 2.31% $320 2.12% $315 2.08% $378 2.38% Criticized – energy % of total commercial loans $357 2.45% $279 1.86% $264 1.75% $258 1.71% $281 1.77% Criticized commercial loans totaled $659 million at September 30, 2019, up $87 million from June 30, 2019; reflects $48 million from the acquired MSL portfolio and includes the impact of the recent SNC exam Criticized energy loans totaled $281 million at September 30, 2019, up $23 million linked-quarter; includes $5 million from MSL Criticized nonenergy loans totaled $378 million at September 30, 2019, up $63 million linked-quarter; includes $43 million from MSL

Energy NPLs Down 15% Linked-Quarter as TDRs Decline Total nonperforming loans % of total loans $364 1.86% $326 1.63% $322 1.60% $311 1.54% $284 1.35% Nonperforming loans – nonenergy % of total loans $144 0.74% $130 0.65% $141 0.70% $141 0.70% $140 0.67% Nonperforming loans – energy % of total loans $220 1.13% $197 0.98% $181 0.90% $170 0.84% $144 0.68% Nonperforming energy loans totaled $144 million at September 30, 2019, down $26 million, or 15%, linked-quarter (includes accruing energy TDRs of $59 million, down $41 million, or 41%, linked-quarter) Nonperforming nonenergy loans totaled $140 million at September 30, 2019, virtually unchanged from June 30, 2019 Total accruing TDRs down $40 million, or 40%, linked-quarter

Reserve is Adequate For Potential Credit Losses Allowance for loan and lease losses (ALLL) $195.6 million at September 30, 2019, unchanged linked-quarter ALLL for energy credits $32.0 million at September 30, 2019, up $0.5 million, or 1%, from June 30, 2019 Nonenergy ALLL $163.6 million as of September 30, 2019, down $0.5 million, or less than 1%, from June 30, 2019 Provision for loan losses was $12.4 million in 3Q19 compared to $8.1 million in 2Q19 Net charge-offs totaled $12.5 million, or 25 bps, including $9.8 million of net energy charge-offs Energy reserve remains solid at 3.1% of total energy loans 3Q19 Nonenergy Energy Total General Reserves $147.6MM $26.8MM $174.4MM Impaired Reserves $7.2MM $5.2MM $12.4MM PCI Reserves $8.8MM -- $8.8MM Total Allowance for Credit Losses $163.6MM $32.0MM $195.6MM Loans $20,002MM $1,034MM $21,036MM Coverage Ratio at 9-30-19 including MSL 0.82% 3.10% 0.93% Coverage Ratio at 9-30-19 excluding MSL 0.85% 3.36% 0.97% Coverage Ratio at 6-30-19 0.86% 3.13% 0.97%

Current Expected Credit Losses (CECL) CECL replaces the current incurred loss methodology with a life-of-loan loss concept Key Methodology Assumptions Consideration of multiple economic forecasts 2-year reasonable and supportable forecast period; 1 year reversion to mean historical losses Currently expect a 20 - 30% increase to the allowance for credit losses (ACL) utilizing September 30, 2019 loan balances and economic forecasts Estimate excludes the impact of the recently acquired MSL portfolio Range considers ongoing review and enhancement of models, methodology, and assumptions 1/1/2020 impact influenced by future macroeconomic forecasts and loan portfolio composition Current capital levels should adequately cover the anticipated CECL impact Key drivers in the change from incurred loss model to CECL include: Increases due to longer life real-estate secured loans and expected funding of off-balance sheet exposures Expected reduction in shorter-term commercial loans No material impact expected from HTM and AFS debt securities

Net interest margin (NIM) of 3.41%, down 4 bps linked-quarter Loan yield down 5 bps Yield on securities portfolio down 3 bps due to the impact from higher premium amortization Cost of funds down 3 bps 3Q19 NIM included 5 bps of interest recoveries compared to 3 bps in 2Q19 Lowered deposit rates during the third quarter in anticipation of recent Fed rate decreases NIM Impacted by MSL, Rate Environment, Interest Recoveries 7 bps decline in monthly cost of deposits

Premium Amortization Impacts Securities Portfolio Yield Portfolio totaled $6.4 billion, up $679 million linked-quarter; increase primarily due to bond purchases in anticipation of the MSL acquisition Premium amortization totaled $8.7 million, up $0.9 million linked-quarter; negatively impacted securities yield by 6 bps Yield 2.61%, down 3 bps linked-quarter Unrealized net gain of $68.7 million on AFS compared to $31.7 million at June 30, 2019 45% HTM, 55% AFS Duration 4.00 years compared to 4.18 years at June 30, 2019

Third Quarter Deposit Increase Reflects Addition of MSL Portfolio Total deposits of $24.2 billion, up $965 million linked-quarter; includes $1.3 billion of deposits added from the MSL portfolio Addition of MSL deposits improved overall deposit mix Facilitated paydown of $223 million in brokered CDs Maintained high level of no cost deposits (DDA) at 36% of total deposits Decrease in public fund deposits related to typical seasonality; expect public fund deposits to increase in 4Q19

Seasonality, Specialty Income Drive Linked-Quarter Change in Fees Noninterest income totaled $83.2 million, up $4.0 million, or 5% linked-quarter; minimal impact from MSL due to timing of closing Reflects increases in most lines of business Service charges and Bank Card & ATM fees up primarily due to one additional processing day in the quarter The linked-quarter change in trust fees reflects a seasonally higher 2Q19 related to tax preparation fees Secondary mortgage fees impacted by higher refinancing activity related to the lower rate environment Other noninterest income up primarily due to derivative income and syndication fees

Focused on Managing Expenses While Investing in Technology Noninterest expense totaled $213.6 million, up $30.0 million linked-quarter. Included in total expense is $28.8 million of merger costs related to the acquisition of MSL on 9/21/19 Operating expense (excluding merger costs) totaled $184.7 million, up $1.2 million, or 1% linked-quarter; minimal impact from MSL due to timing of closing Increase in personnel expense reflects an additional workday in the quarter and 10 days of expense related to MSL Occupancy & equipment down primarily related to annual property insurance premiums in 2Q19 Net ORE expense reflects net write downs of ORE and other foreclosed assets, partially offset by gains on sale of properties Other expenses impacted by spending related to technology investments offset by lower regulatory and marketing fees

Capital Levels Reflect MidSouth Acquisition TCE ratio 8.82%, up 7 bps linked-quarter Growth in tangible assets (excluding MSL) -5 bps Tangible net earnings +26 bps OCI +9 bps; related to improvement in unrealized gain on the AFS securities portfolio Dividends -9 bps MSL acquisition -15 bps Other +1 bp Just over 5 million shares issued as consideration for the MSL acquisition Increased authorization to buy back up to 5.5 million shares (approved 9/23/19) Will continue to manage capital in the best interests of the Company and our shareholders; our priorities are: Organic growth Opportunistic stock buybacks Dividend payout ratio targeted between 30-40% of net income Opportunistic infill M&A; no large or strategic transactions anticipated Tangible Common Equity Ratio Leverage (Tier 1) Ratio Tier 1 Risked-Based Capital Ratio Total Risk-Based Capital Ratio September 30, 2019 8.82% 9.49%(e) 11.10%(e) 12.53%(e) June 30, 2019 8.75% 9.10% 10.94% 12.43% March 31, 2019 8.36% 8.85% 10.74% 12.24% December 31, 2018 8.02% 8.67% 10.48% 11.99% September 30, 2018 7.67% 8.50% 10.36% 11.98% (e) Estimated for most recent period-end

Near-Term Outlook 3Q19 Actual Items to note 2019 Outlook Loans (EOP) +$860 million +up $1.5 billion or 8% Y-o-Y Includes $785 million (net) from addition of MSL portfolio Expect full year average growth for 2019 in mid single digits Net Interest Margin (NIM) 3.41% Down 4 bps LQ (See slide 14 for additional items to note) Expect reported NIM down 2-4 bps in 4Q19 Noninterest Income (operating) $83.2 million Expect operating noninterest income to increase 10% compared to 2018; inclusive of partial year impact from the Capital One trust and asset management acquisition and 4Q19 impact from MSL Loan Loss Provision $12.4 million Includes a one-off energy charge-off of $9.3 million Expect a range of $6-$8 million in 4Q19 Operating Expense $184.7 million Expect operating expense to increase 7%-8% for the year compared to 2018; inclusive of partial year impact from the Capital One trust and asset management acquisition and 4Q impact from MSL Effective Tax Rate 16% Expect the effective tax rate to approximate 17% both on a quarterly and full year basis for 2019 Merger Costs $28.8 million Related to MSL acquisition Expect remaining MSL merger costs of $3-5 million in 4Q19

Long-Term Outlook – Goal to Achieve Objectives by 4Q20 Quarterly Objective (to be achieved by 4Q20) 3Q19 Actual Earnings (EPS)/quarter (operating)* $1.20 - $1.25 $1.03 ROA (operating)* 1.40% - 1.45% 1.23% TCE >8% 8.82% ROTCE (operating)* >15% 14.39% Efficiency Ratio <56% 58.05% 2019/2020 Corporate Strategic Objectives (CSOs) Goal is to achieve CSOs by the 4th quarter of 2020 Does not include changes in interest rates or impact of M&A activity Based on operating environment as of January 2019 Goals are reset annually in conjunction with planning cycle *See slides 26-28 for non-GAAP reconciliations.

Appendix and Non-GAAP Reconciliations

Operating Results *Non-GAAP measures. See slides 26-28 for non-GAAP reconciliations       3Q18 4Q18 1Q19 2Q19 3Q19 Operating Earnings* ($000) 87,691 97,705 87,130 88,277 90,567 Operating EPS* $1.01 $1.12 $1.00 $1.01 $1.03 Net Interest Income (TE)* ($000) 218,289 221,471 223,078 223,586 226,591 Operating Noninterest Income* ($000) 75,518 73,934 70,503 79,250 83,230 Operating Expense* ($000) 176,360 176,908 175,700 183,567 184,744 Provision** ($000) 6,872 8,100 18,043 8,088 12,421 **Includes $10.1 million related to alleged DC Solar fraud in 1Q19

Key Operating Ratios       3Q18 4Q18 1Q19 2Q19 3Q19 Operating Return on Assets* 1.24% 1.37% 1.24% 1.24% 1.23% Operating Return on Equity * 11.78% 12.95% 11.33% 10.96% 10.62% Operating Return on TCE* 16.84% 18.43% 15.83% 15.07% 14.39% Tangible Common Equity Ratio 7.67% 8.02% 8.36% 8.75% 8.82% Net Interest Margin (TE)* 3.36% 3.39% 3.46% 3.45% 3.41% Efficiency Ratio* 58.11% 58.03% 58.10% 58.95% 58.05% *Non-GAAP measures. See slides 26-28 for non-GAAP reconciliations

Balance Sheet Summary       3Q18 4Q18 1Q19 2Q19 3Q19 Average Loans ($MM) 19,465 19,818 20,127 20,150 20,197 Average Total Securities ($MM) 6,186 5,965 5,657 5,586 6,005 Average Deposits ($MM) 22,022 22,498 23,114 23,138 23,091 Loan Yield (TE) 4.63% 4.71% 4.84% 4.89% 4.84% Securities Yield (TE) 2.55% 2.62% 2.69% 2.64% 2.61% Cost of Interest Bearing Deposits 0.97% 1.11% 1.26% 1.33% 1.30%

Operating Earnings & Operating EPS Non-GAAP to GAAP Reconciliations Three Months Ended (in thousands, except per share amounts) 9/30/2019 6/30/2019 3/31/2019 12/31/2018 9/30/2018 Net Income $67,807 $88,277 $79,164 $96,240 $83,878 Net income allocated to participating securities (1,141) (1,502) (1,337) (1,691) (1,544) Net income available to common shareholders $66,666 $86,775 $77,827 $94,549 $82,334 Nonoperating items, net of income tax 22,760 --- 7,966 1,465 3,813 Nonoperating items allocated to participating securities (383) --- (134) (26) (71) Operating earnings available to common shareholders $89,043 $86,775 $85,659 $95,988 $86,076 Weighted average common shares - diluted 86,462 85,835 85,800 85,677 85,539 Earnings per share - diluted $0.77 $1.01 $0.91 $1.10 $0.96 Operating earnings per share - diluted $1.03 $1.01 $1.00 $1.12 $1.01

Operating ROA, ROE & ROTCE Reconciliations Three Months Ended (dollars in thousands) 9/30/2019 6/30/2019 3/31/2019 12/31/2018 9/30/2018 Net Income $67,807 $88,277 $79,164 $96,240 $83,878 Nonoperating items, net of income tax 22,760 --- 7,966 1,465 3,813 Operating earnings $90,567 $88,277 $87,130 $97,705 $87,691 Average Assets $29,148,106 $28,537,810 $28,451,548 $28,259,963 $28,026,923 Average Equity $3,383,738 $3,230,503 $3,118,051 $2,993,265 $2,952,431 Average Tangible Common Equity $2,496,870 $2,350,006 $2,232,670 $2,103,445 $2,066,205 Return on average assets - operating 1.23% 1.24% 1.24% 1.37% 1.24% Return on average equity - operating 10.62% 10.96% 11.33% 12.95% 11.78% Return on average tangible common equity - operating 14.39% 15.07% 15.83% 18.43% 16.84%

Operating Revenue (TE) & Operating PPNR (TE) Reconciliations Three Months Ended (in thousands) 9/30/2019 6/30/2019 3/31/2019 12/31/2018 9/30/2018 Net interest income $222,939 $219,868 $219,254 $217,433 $214,194 Noninterest income 83,230   79,250   70,503   74,538   75,518   Total revenue $306,169 $299,118 $289,757 $291,971 $289,712 Taxable equivalent adjustment 3,652 3,718 3,824 4,038 4,095 Nonoperating revenue ---   ---   ---   (604)   —   Operating revenue (TE) $309,821 $302,836 $293,581 $295,405 $293,807 Noninterest expense (213,554) (183,567) (175,700) (179,366) (181,187) Nonoperating expense 28,810 --- --- 2,458 4,827 Operating pre-provision net revenue (TE) $125,077   $119,269   $117,881   $118,497   $117,447   Taxable equivalent (TE) amounts are calculated using a federal income tax rate of 21%.

Third Quarter 2019 Earnings Conference Call 10/16/2019